UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2014

ALL AMERICAN PET COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-33300	91-2186665
(Commission File Number)	(IRS Employer Identification No.)

1100 Glendon Avenue, 17th Floor, Los Angeles, California 90024
(Address of Principal Executive Offices)

(310) 689-7355
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On March 28, 2014, (the “Dismissal Date”) the Board of Directors of All American Pet Company, Inc. (the “Company”) dismissed Haskell & White, LLP (“HW”) as its independent registered public accounting firm. The report of HW on the Company’s consolidated financial statements for the year ended December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, and such report were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than to indicate that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the year ended December 31, 2012 and through the Dismissal Date, there have been no disagreements with HW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HW would have caused them to make reference thereto in their report on the financial statements. During the year ended December 31, 2012 and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company provided a copy of the foregoing disclosures to HW prior to the date of the filing of this Report and requested that HW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) On March 28, 2014 (the “Engagement Date”), the Company engaged Goldman, Kurland, Mohidin Certified Public Accountants and Advisors (“GKM”), as its new independent registered public accounting firm. The engagement of GKM was approved by the Company’s Board of Directors on March 28, 2014. During the years ended December 31, 2012 and 2011 and through the Engagement Date, we did not consult with GKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by GKM, in either case where written or oral advice provided by GKM would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Description

16.1	Letter from Haskell & White LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN PET COMPANY, INC.

Date: April 3, 2014	By:	/s/ Barry Schwartz
Barry Schwartz, Chief Executive Officer

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